                      SECURITIES AND EXCHANGE COMMISSION


                           Washington, D.C.  20549


                        ---------------------------------


                                   FORM 8-K
                                Annual Report



                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                       Date of Report: January 25, 2000





                     MERCANTILE CREDIT CARD MASTER TRUSTS
            (Exact name of registrant as specified in its charter)




          New York                   33-89380-01               37-0152681
---------------------------    ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)      (IRS Employer
   of incorporation)                                      Identification Number)


Mercantile Bank of Illinois
      National Association
      140 West Hawthorne
      Hartford, Illinois                                          62048
---------------------------------------------                -------------
(Address of principal executive offices)                       (Zip Code)

             Registrant's telephone number, including area code:

                                (618) 251-2035

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ITEM 5.     OTHER EVENTS.
            -------------

            The 1999 Annual Report to investors was delivered to the trustee of the Mercantile Credit Card Master Trust on January 25, 2000.

ITEM 7.     EXHIBITS.
            ---------

            The following is filed as an exhibit to this Report.

            Exhibit 1 Annual Report to Floating Rate Credit Card Participation Certificates, Series 1995-1, investors for the total year 1999.

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                                  SIGNATURE
                                  ---------

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    Mercantile Bank National Association,
                                    Servicer


                                    By:    /s/ Darrell Hake

                                    Name:  Darrell Hake
                                    Title: Vice President, Controller



Date: January 25, 2000

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                              INDEX TO EXHIBITS
                              -----------------

Exhibit
Number                              Exhibits
------                              --------
  1                                 Annual Report to Floating Rate
                                    Credit Card Participation Certificates,
                                    Series 1995-1, investors for the year 1999.